Exhibit 99.1

For Immediate Release

Adient announces early tender offer results

PLYMOUTH, Mich., March 29, 2021 — Adient plc (NYSE: ADNT) (the “Company”) today announced the early tender results for the previously announced tender offer (the “Tender Offer”) by its wholly owned subsidiary, Adient US LLC (the “Issuer”), to purchase for cash up to $640.0 million aggregate principal amount (the “Tender Cap”) of its $800.0 million outstanding 7.00% Senior First Lien Notes due 2026 (the “Notes”).

CONTACTS Media: Mary Kay Dodero +1 734.386.6253 Mary.Kay.Dodero@adient.com Investors: Mark Oswald T +1 734.254.3372 Mark.A.Oswald@adient.com

As of the previously announced early tender deadline of 5:00 p.m., New York City time, on Friday, March 26, 2021 (the “Early Tender Time”), the Company has been advised by Global Bondholder Services Corporation, as Depositary for the Tender Offer, that the tender offer was oversubscribed as approximately $648.4 million in aggregate principal amount, or approximately 81.05%, of the outstanding Notes had been validly tendered and not withdrawn in the Tender Offer. The withdrawal deadline relating to the Tender Offer occurred at 5:00 p.m., New York City time, on Friday, March 26, 2021. Notes previously tendered and not withdrawn may not be withdrawn, except as required by law.

The Tender Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated March 15, 2021, relating thereto (the “Offer to Purchase”), including the Tender Cap and any required proration.

Subject to the terms and conditions of the Tender Offer, due to oversubscription the Issuer is accepting for purchase all Notes validly tendered and not validly withdrawn prior to the Early Tender Time on a prorated basis, with the settlement date for such purchase expected to occur on or about March 30, 2021. As the aggregate principal amount of the Notes validly tendered and not validly withdrawn as of the Early Tender Time exceeded the Tender Cap, the Notes accepted for purchase by the Issuer will be prorated so as to accept the maximum principal amount of the Notes that did not exceed the Tender Cap. No Notes that are tendered after the Early Tender Time will be accepted for purchase.

Notes that were tendered in the Tender Offer but not accepted for purchase will be returned promptly to the tendering holders of Notes.

Citigroup Global Markets Inc. is acting as the dealer manager (the “Dealer Manager”) for the Tender Offer. Global Bondholder Services Corporation is acting as the Depositary and the Information Agent for the Tender Offer. Questions regarding the Tender Offer should be directed to Citigroup Global Markets Inc. at (800) 558-3745 (toll-free) or (212) 723-6106 (collect). Requests for documentation should be directed to Global Bondholder Services Corporation at (212) 430-3774 (for banks and brokers) or (866) 470-3900 (for all others).

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase the Notes. The Tender Offer is being made solely pursuant to the Offer to Purchase. The Tender Offer is not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offer to be made by a licensed broker or dealer, the Tender Offer will be deemed to be made on behalf of the Issuer by the Dealer Manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

None of the Company or its affiliates, including the Issuer, the Dealer Manager, the Depositary, the Information Agent or the trustee with respect to the Notes is making any recommendation as to whether holders should tender any Notes in the Tender Offer, and neither the Company, the Issuer nor any such other person has authorized any person to make any such recommendation. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

About Adient:

Adient (NYSE: ADNT) is a global leader in automotive seating. With approximately 77,000 employees in 32 countries, Adient operates 202 manufacturing/assembly plants worldwide. Adient produces and delivers automotive seating for all major OEMs. From complete seating systems to individual components, Adient’s expertise spans every step of the automotive seat-making process. Adient’s integrated, in-house skills allow it to take its products from research and design to engineering and manufacturing — and into more than 19 million vehicles every year. For more information on Adient, please visit www.adient.com.

Cautionary Statement Regarding Forward-Looking Statements and Non-GAAP metrics:

Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the consummation of the Tender Offer at all or on the same or different terms as those set forth herein, any future redemption of Notes following the Tender Offer on the same or different terms as those set forth herein, the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on Adient and its customers, suppliers, joint venture partners and other parties, the ability of Adient to execute its turnaround plan, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to meet debt service requirements, the terms of financing, the impact of tax reform legislation through the Tax Cuts and Jobs Act and/ or under the new U.S. presidential administration, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations including as may be impacted by the change in U.S. presidential administration, general economic and business conditions, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, changes in consumer demand, work stoppages and similar events, global climate change and related emphasis on ESG matters by various stakeholders, energy and commodity prices, the availability of raw materials and component products, currency exchange rates and cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the SEC on November 30, 2020, Quarterly Report on Form 10-Q for the Quarterly Period ended December 31, 2020 filed with the SEC on February 5, 2021 and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Holders of Notes, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document.

ADNT-FN

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